Exhibit 10.1

Prosperity Bank
1330 S. Harvard Ave.
Tulsa, Oklahoma  74112

March 5, 2015

Mesa Energy, Inc.
Armada Oil, Inc.
Armada Midcontinent, LLC
Attention: Randy M. Griffin, C.E.O.
5220 Spring Valley Road, Ste. 615
Dallas, Texas 75254

Re:           Seventh Amendment to Loan Agreement

Ladies and Gentlemen:

This letter (this “Amendment”) amends the Loan Agreement dated July 22, 2011, among Mesa Energy, Inc., a Nevada corporation (“Borrower”); Armada Oil, Inc., a Nevada corporation and Armada Midcontinent, LLC, an Oklahoma limited liability company, (collectively, “Guarantors”); and Prosperity Bank, a Texas banking association, successor by merger to The F&M Bank & Trust Company (“Lender”), as previously amended by a First Amendment to Loan Agreement dated September 21, 2012, a Second Amendment dated October 1, 2012, a Third Amendment dated November 27, 2013, a Fourth Amendment dated December 19, 2013, a Fifth Amendment dated April 10, 2014, and a Sixth Amendment dated May 30, 2014 (as amended, the “Loan Agreement”).  Capitalized terms below not otherwise defined herein shall have the meanings assigned in the Loan Agreement.

1.           Term Out of Revolving Loan.  (a) As of this date Borrower and Lender desire to convert the Revolving Loan into a term loan and thus subsection (a) of Section 1 of the Loan Agreement is amended to read as follows:

“1.           Loans. (a) Subject to the terms and conditions set forth in the Loan Agreement and the other agreements, instruments, and documents executed and delivered in connection therewith (collectively the “Loan Documents”), Lender agrees to make a term loan to Borrower in the amount of $3,472,693.00 to Borrower (the “Term Loan”) on the terms set forth in the Term Promissory Note attached as Exhibit A to this Amendment (the “Term Note”), for the purpose of converting all revolving debt of Borrower to Lender to term debt.  No further advances shall be made on the Term Loan and no further Letters of Credit shall be issued under the Loan Agreement.”

(b)           Subsection (g) of Section 1 of the Loan Agreement is hereby amended to read as follows:

Mesa Energy, Inc.
Attention:  Randy M. Griffin, C.E.O.
March 5, 2015

“(g)           The Term Loan, all other loans now or hereafter made by Lender to Borrower, and any renewals or extensions of or substitutions for those loans, will be referred to collectively as the “Loans.”  The Term Note, all other promissory notes now or hereafter payable by Borrower to Lender, and any renewals or extensions of or substitutions for those notes, will be referred to collectively as the “Notes.”

(c)           The term “Revolving Loan” is hereby amended to be “Term Loan” and the term “Revolving Note” is hereby amended to be “Term Note” wherever such terms appear in the Loan Agreement.

2.           Collateral.  Borrower, Guarantors, and Lender wish to amend the description of the collateral securing the Notes and Loans and thus Section 2 of the Loan Agreement is amended in its entirety to read as follows:

“2.           Collateral.  (a)  Payment of the Notes, the Hedge Liabilities, all obligations with respect to Letters of Credit, all other obligations, fees, and expenses due pursuant to the Loan Agreement or the other Loan Documents, all obligations, fees, and expenses with respect to treasury and cash management services, and all other secured indebtedness under the Security Documents (collectively the “Secured Obligations”) will be secured by the liens and security interests created or described in the following (collectively the “Security Documents”): (i)  a Kansas Mortgage dated April 10, 2014 executed by Armada Midcontinent, LLC in favor of Lender, recorded in Book M116, page 482, in the records of the Register of Deeds in Woodson County, Kansas and covering oil and gas properties located in such county;  and (ii) any other security documents now or hereafter executed in connection with the Loans, the Hedge Liabilities, or any other Secured Obligations.  All oil and gas properties now or hereafter mortgaged to Lender to secure the Loans, including the oil and gas properties covered by the Security Documents, will be referred to as the “Properties.”  If requested by Lender, Borrower and Guarantors will execute in favor of Lender mortgages, deeds of trust, security agreements, or amendments, in Proper Form (as defined below), mortgaging any additional oil and gas properties and all additional interests in the Properties acquired by Borrower or Guarantors so that Lender will continuously maintain under mortgage all of the aggregate present value (as calculated by Lender in its sole discretion) assigned to Borrower’s or Guarantors’ oil and gas properties based upon Lender’s most-recent in-house evaluation.  The term “Proper Form” means in form, substance, and detail satisfactory to Lender in its sole discretion, reasonably exercised.”

3.           Borrowing Base.   Lender will no longer calculate a Borrowing Base pursuant to Section 3 of the Loan Agreement, as the Revolving Loan has been converted to the Term Loan and no further advances shall be made by Lender to Borrower thereunder.  Notwithstanding the foregoing, all reporting requirements, including, without limitation, those set forth in Subsection (d) of Section 9 of the Loan Agreement shall remain in full force and effect.

4.           Financial Covenants.  Borrower, Guarantors, and Lender wish to remove the financial covenants set forth in Section 8 of the Loan Agreement.  Therefore, Section 8 of the Loan Agreement is hereby deleted in its entirety.  Further, violations of the financial covenants set forth in Section 8 of the Loan Agreement occurring on or before the date of this Amendment are hereby waived by Lender.

Mesa Energy, Inc.
Attention:  Randy M. Griffin, C.E.O.
March 5, 2015

5.           Fee.  Upon the execution hereof, Borrower shall pay to Lender an origination fee of $8,681.73.

6.           Confirmations.  (a) As security for the Notes, Borrower and Guarantors previously executed the Security Documents.  Borrower and Guarantors ratify and confirm the Security Documents, acknowledge that they are valid, subsisting, and binding, and agree that the Security Documents secure payment of the Note and the Loans.

(b)           Borrower hereby represents to Lender that all representations and warranties set forth in Section 6 of the Loan Agreement, with the exception of the request and warranty set forth in Section 6(h), are true and correct as of the date of execution of this Amendment, and Borrower is currently in compliance with all covenants set forth in Section 7 of the Loan Agreement.

7.           Validity and Defaults.  The Loan Agreement, as amended, remains in full force and effect.  Borrower and Guarantors acknowledge that the Loan Agreement, the Term Note, the Security Documents, and the other Loan Documents are valid, subsisting, and binding upon Borrower and Guarantors; no uncured breaches or defaults exist under the Loan Agreement, as amended; and no event has occurred or circumstance exists which, with the passing of time or giving of notice, will constitute a default or breach under the Loan Agreement, as amended.  Borrower and Guarantors ratify the Loan Agreement, as amended.  Guarantors other than the Released Guarantors ratify and confirm the Guaranties and acknowledge that they are valid, subsisting, and binding upon such Guarantors.

8.           Fax and Email Provision.  This Amendment may be executed in counterparts, and Lender is authorized to attach the signature pages from the counterparts to copies for Lender and Borrower.  At Lender’s option, this Amendment and the related Loan Documents may also be executed by Borrower and Guarantors in remote locations with signature pages faxed or scanned and emailed to Lender.  Borrower and Guarantors agree that the faxed or scanned and emailed signatures are binding upon Borrower and Guarantors, and Borrower and Guarantors agree to promptly deliver the original signatures for this Amendment and the related Loan Documents by overnight mail or expedited delivery.  It will be an Event of Default if Borrower and Guarantors fail to promptly deliver all required original signatures.

9.           Captions.  Captions are for convenience only and should not be used in interpreting this Amendment.

10.        Final Agreement.  (a)  In connection with the Loans, Borrower, Guarantors, and Lender have executed and delivered this Amendment, the Loan Agreement, and the Loan Documents (collectively the “Written Loan Agreement”).

(b)           It is the intention of Borrower, Guarantors, and Lender that this paragraph be incorporated by reference into each of the Loan Documents.  Borrower, Guarantors, and Lender each warrant and represent that their entire agreement with respect to the Loans is contained within the Written Loan Agreement, and that no agreements or promises have been made by, or exist by or among, Borrower, Guarantors, and Lender that are not reflected in the Written Loan Agreement.

Mesa Energy, Inc.
Attention:  Randy M. Griffin, C.E.O.
March 5, 2015

(c)           THE WRITTEN LOAN AGREEMENT, AS AMENDED, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

[Signatures on following pages.]

Mesa Energy, Inc.
Attention:  Randy M. Griffin, C.E.O.
March 5, 2015

If the foregoing correctly sets forth your understanding of our agreement, please sign and return one copy of this Amendment.  Please call if you have any questions.

Yours very truly,

Prosperity Bank, a Texas banking association, successor by merger to The F&M Bank & Trust Company

/s/Craig Huston
By: ______________________________
Craig Huston,
Executive Vice President

Accepted and agreed to effective as of
the 5th day of March, 2015:

BORROWER:

Mesa Energy, Inc.,
a Nevada corporation

/s/Randy M. Griffin
By: _____________________________
Randy M. Griffin,
Chief Executive Officer

GUARANTORS:

Armada Oil, Inc.,
a Nevada corporation

/s/Randy M. Griffin
By: _____________________________
Randy M. Griffin,
Chief Executive Officer

Armada Midcontinent, LLC,
an Oklahoma limited liability company
By:           Mesa Energy, Inc., Sole Member

/s/Randy M. Griffin
By: _________________________
Randy M. Griffin,
Chief Executive Officer

Exhibits
Exhibit A – Term Note